[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(aa)

[***] LETTER AGREEMENT

As of December 28, 2017

Frontier Airlines, Inc.

7001 Tower Road,

Denver, Colorado 80249-7312

USA

Re: A320NEO FAMILY [***]

Ladies and Gentlemen:

Frontier Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”), are parties to an Airbus A320 Family Purchase Agreement, dated as of 30 September 2011 and amended from time to time (the “Purchase Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of two hundred fourteen (214) A320 Family Aircraft (each, an “Aircraft”).

The Buyer and the Seller have agreed to set forth in this [***] letter agreement (the “[***] Letter Agreement”) certain terms and conditions regarding the [***]. This [***] Letter Agreement supersedes in full all other agreements between the parties or their successors or assigns on the subject of this [***] Letter Agreement, including that certain [***] Letter Agreement, dated as of December 3, 2013, by and between the Buyer and the Seller, which shall be of no further force and effect.

The right of the Buyer to benefit from the [***] set out in this [***] Letter Agreement [***].

Capitalized terms used herein and not otherwise defined in this [***] Letter Agreement shall have the meanings assigned thereto in the Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this [***] Letter Agreement.

[***]

1. [***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

	(i)	[***]

	(ii)	[***]

Term:	With respect to any [***], ten (10) years from the date of Delivery of such Aircraft.

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

	(i)	[***]

	(ii)	[***]

	(iii)	[***]

[***]

Taxes:	[***]

[***]	[***]

Insurance	The [***] shall maintain, at all times during the term [***] insurances [***]

Transfer:	[***]

[***]	[***]

Maintenance	[***]

[***]	[***]

[***]	[***]

Costs and Expenses	[***]

Financial Statements	[***]

Frontier Airlines, Inc. – 2017 [***]	Page 2 of 9

[***]	[***]

[***]	[***]

Conditions Precedent	[***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

(j) [***]

(k) [***]

(l) [***]

2. Termination

[***]

(a)

(i)	[***]

(ii)	[***]

(iii)	[***]

(b)	[***]

(c)	If not terminated earlier, on June 30, 2028.

3. Assignment

This Letter Agreement and the rights and obligations of the Lender and the Buyer hereunder shall not be assigned, transferred, mortgaged, or pledged in any manner without the prior written consent of the other party hereto, and any attempted assignment or transfer in contravention hereof will be void and of no force and effect.

Frontier Airlines, Inc. – 2017 [***]	Page 3 of 9

4. Miscellaneous Provisions

(a)	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or by facsimile to the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier, certified air mail, or if such notice or request is given by facsimile, the date upon which sent, shall be deemed to be the effective date of such notice or request.

Seller shall be addressed at:

[***]

Attention:         Senior Vice President Contracts

Telephone:       [***]

Fax:                  [***]

And Buyer shall be addressed at:

[***]

Attention:          Chief Financial Officer

Fax:                   [***]

or to such other address or to such other person as the party receiving the notice or request may designate and notify the other party from time to time.

(b)	Waiver

The failure of either party to enforce at any time any of the provisions of this [***] Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this [***] Letter Agreement or any part hereof or the right of the other party thereafter to enforce each and every provision. The express waiver by either party of any provision, condition or requirement of this [***] Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(c)	Interpretation and Law

THIS [***] LETTER AGREEMENT AND ANY DOCUMENTS PERTAINING TO ANY OF [***] HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT APPLICATION OF ANY CONFLICT OF LAWS PROVISIONS THAT COULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Frontier Airlines, Inc. – 2017 [***]	Page 4 of 9

Each party hereto (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this [***] Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this [***] Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

(d)	Confidentiality

Subject to any legal or governmental requirements of disclosure, and except to legal counsel and financial advisors of the parties on an as-needed basis and on the condition that the financial advisors sign a letter of confidentiality with Seller, the parties (which for this purpose shall include their employees, agents and advisers) shall maintain the terms and conditions of this [***] Letter Agreement strictly confidential. Without limiting the generality of the foregoing, but subject to the exceptions referred to above, Buyer and Seller will use all their respective reasonable efforts to limit the disclosure of the contents of this [***] Letter Agreement, to the extent legally permissible, in any filing required to be made by Buyer or Seller with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. Buyer and Seller shall consult with each other prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this [***] Letter Agreement or the terms and conditions hereof. In the event that Buyer receives any other disclosure request from any government or any branch, agency or instrumentality thereof or any government-related entity, which Buyer believes would be advisable to satisfy in whole or in part, Buyer and Seller will consult and Seller will not unreasonably withhold its consent to such disclosure. Notwithstanding any other provision of this paragraph, Buyer will be permitted to disclose the terms and conditions of this [***] Letter Agreement without the Seller’s consent where necessary, and only to the extent necessary, for the Buyer to prosecute, or defend itself in, a legal action to which Seller may become a party and to the extent that the terms and conditions of this [***] Letter Agreement (a) become generally available to the public other than as a result of a violation of this [***] Letter Agreement, (b) was available to Buyer on a non-confidential basis prior to its disclosure hereunder and (c) becomes available on a non-confidential basis from a third party source under circumstances reasonably believed by Buyer not to violate this or any other confidentiality agreement. The provisions of this Paragraph shall survive any termination of this [***] Letter Agreement.

[***]

[***]

(e)	Severability

In the event that any provision of this [***] Letter Agreement should for any reason be held to be without effect, the remainder of this [***] Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this [***] Letter Agreement prohibited or unenforceable in any respect.

Frontier Airlines, Inc. – 2017 [***]	Page 5 of 9

(f)	Alterations to Contract

This [***] Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written. This [***] Letter Agreement may not be varied except by an instrument in writing of even date herewith or subsequent hereto by both parties or by their fully authorized representatives.

(g)	Language

All correspondence, documents and any other written matters in connection with this [***] Letter Agreement shall be in English.

(h)	Headings

All headings in this [***] Letter Agreement are for convenience of reference only and do not constitute a part of this [***] Letter Agreement.

(i)	Counterparts

This [***] Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(j)	Representations and Warranties

The Buyer represents and warrants to the Seller that as of the date hereof:

(i)

the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this [***] Letter Agreement;

(ii)

neither the execution and delivery by the Buyer of this [***] Letter Agreement, nor the consummation of any of [***], constitutes a breach of any agreement to which any such person is a party or by which its assets are bound;

(iii)

this [***] Letter Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to applicable bankruptcy laws.

The Seller represents and warrants to the Buyer that as of the date hereof:

(i)

the Seller is a société par actions simplifiée organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this [***] Letter Agreement;

Frontier Airlines, Inc. – 2017 [***]	Page 6 of 9

(ii)

neither the execution and delivery by the Seller of this [***] Letter Agreement, nor the consummation of any of [***], constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)

this [***] Letter Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy laws.

(k)	[***]

[***]

(l)	[***]

Frontier Airlines, Inc. – 2017 [***]	Page 7 of 9

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to Airbus S.A.S.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Name: Christophe Mourey
Title: Senior Vice President Contracts

Accepted and Agreed:

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel

Frontier Airlines, Inc. – 2017 [***]	Page 8 of 9

SCHEDULE 1

[***]

(a)	[***]

(b)	[***]

Frontier Airlines, Inc. – 2017 [***]	Page 9 of 9